EX-99.q

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Trustee or Officer of Matthews International Funds, a Delaware business trust (the “Trust”), does hereby make, constitute and appoint Downey Hebble, Mark Headley and John Falco, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all amendments to the Registration Statement on Form N-1A relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, of any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his name this 15th day of November, 2002.

/s/ Norman W. Berryessa                                         /s/ Richard K. Lyons
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Norman W. Berryessa                                             Richard K. Lyons
Trustee                                                         Chairman of the Board of Trustees and Trustee

/s/ Robert K. Connolly                                          /s/ G. Paul Matthews
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Robert K. Connolly                                              G. Paul Matthews
Trustee                                                         Trustee

/s/ John H. Dracott                                             /s/ James E. Walter
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John H. Dracott                                                 James E. Walter
Trustee                                                         Treasurer

/s/ David FitzWilliam-Lay
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David FitzWilliam-Lay
Trustee